Exhibit 99.2

4TH QUARTER 2007 EARNINGS CALL

2 AGENDA 4TH QUARTER OPERATIONAL HIGHLIGHTS 4TH QUARTER FINANCIAL HIGHLIGHTS 2008 GUIDANCE FINANCIAL OVERVIEW Q&A JOHN MURPHY JOHN MURPHY JOHN MURPHY DAVE ARMSTRONG JOHN MURPHY DAVE ARMSTRONG

3 FORWARD LOOKING STATEMENTS STATEMENTS IN THIS PRESENTATION WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE “FORWARD LOOKING STATEMENTS” WITHIN THE “SAFE HARBOR” PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO, AND THE EXPECTATIONS AND ASSUMPTIONS DEEMED REASONABLE BY, ACCURIDE CORPORATION AT THE TIME THIS PRESENTATION WAS MADE. ALTHOUGH ACCURIDE BELIEVES THAT THE ASSUMPTIONS UNDERLYING SUCH STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT THEY WILL BE ATTAINED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS INCLUDE BUT ARE NOT LIMITED TO MARKET DEMAND IN THE COMMERCIAL VEHILCE INDUSTRY, GENERAL ECONOMIC, BUSINESS AND FINANCING CONDITIONS, LABOR RELATIONS, GOVERNMENTAL ACTION, COMPETITOR PRICING ACTIVITY, EXPENSE VOLATILITY AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY’S SECURITIES AND EXCHANGE COMMISSION FILINGS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

4 4TH QUARTER OPERATIONAL HIGHLIGHTS SUCCESSFUL CREDIT AGREEMENT AMENDMENT New covenants expected to provide adequate cushion through 2008 COMPLETION OF STEEL WHEEL RESTRUCTURING Full benefits expected in 2008 IMPLEMENTED LOCKOUT AT ROCKFORD, ILLINOIS FACILITY No supply disruptions expected EXECUTIVE APPOINTMENTS Ed Gulda – SVP/Brillion and Gunite Leigh Wright – SVP/Wheels Jim Maniatis – VP/Human Resources

5 4TH QUARTER FINANCIAL HIGHLIGHTS Q4-07 Q4-06% 2007 2006 % Net Sales $ 222.5 $ 344.9 -35.5% $1,013.7 $1,408.2 -28.0% Adj. EBITDA2 $ 17.7 $ 58.4 -69.7% $ 108.9 $ 217.1 -49.8% CONSOLIDATED RESULTS INCREMENTAL LOSS IN LINE WITH GUIDANCE Excluding $0.2 million in Q4 2007 and $10.4 million gain in Q4 2006 from customer dispute, Q4 2007 incremental loss is 27.2% Excluding $10.6 million gain in 2007 and $10.4 million gain in 2006 from customer dispute, 2007 incremental EBITDA loss is 27.5% 1. Source: ACT Research 2. Please refer to the appendix for a reconciliation of this non-GAAP measure ($, in millions) Q4-07 Q4-06% 2007 2006 % Class 8 46,326 94,713 -51.1% 211,981 377,923 -43.9% Class 5-7 46,071 63,965 -28.0% 205,872 265,422 -22.4% Trailers 43,062 70,269 -38.7% 218,081 283,567 -23.1% N.A. COMMERCIAL VEHICLE PRODUCTION1 (units)

6 2008 GUIDANCE SUMMARY ADJ. EBITDA $100.0 TO $125.0 FREE CASH FLOW $5.0 to $15.0 Class 8 190,000 to 225,000 units Class 5-7 190,000 to 210,000 units Trailer 180,000 to 205,000 units NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES 2008 MANAGEMENT ACTIONS Organic revenue growth OEM truck and trailer customers Adjacent markets - Military Aftermarket Improved performance in components segment Cash flow management ($, in millions)

7 Q4 2007 vs. Q4 2006 ($, in millions except per share data) --- $14.3 ($10.4) Net Income --- 16.9% 7.9% EBITDA % --- 13.3% 9.3% Gross Profit % --- $0.41 ($0.29) EPS ($40.7) $58.4 $17.7 Adj EBITDA1 ($25.3) $45.9 $20.6 Gross Profit ($122.4) $344.9 $222.5 Revenue $ Difference Q4-06 Q4-07 1. Please refer to the appendix for a reconciliation of this non-GAAP measure

8 Q4 2007 vs. Q3 2007 --- ($1.2) ($10.4) Net Income (Loss) --- 6.2% 7.9% EBITDA % --- 6.0% 9.3% Gross Profit % --- ($0.03) ($0.29) EPS $4.0 $13.7 $17.7 Adj EBITDA1 $7.3 $13.3 $20.6 Gross Profit $1.9 $220.6 $222.5 Revenue $ Difference Q3-07 Q4-07 ($, in millions except per share data) 1. Please refer to the appendix for a reconciliation of this non-GAAP measure

9 FY 2007 vs. FY 2006 --- $65.1 ($8.6) Net Income (Loss) --- 15.4% 10.7% EBITDA % --- 14.0% 8.5% Gross Profit % --- $1.88 ($0.25) EPS ($108.2) $217.1 $108.9 Adj EBITDA1 ($110.4) $196.9 $86.5 Gross Profit ($394.5) $1,408.2 $1,013.7 Revenue $ Difference FY 2006 FY 2007 ($, in millions except per share data) 1. Please refer to the appendix for a reconciliation of this non-GAAP measure

10 2007 FREE CASH FLOW ($, in millions) CASH FROM OPERATIONS $82.9 CAPITAL EXPENDITURES ($36.5) FREE CASH FLOW $46.4 2007 Free Cash Flow benefited from various one-time items

11 DEBT AND LEVERAGE ($, in millions except per share data) Total Debt $572.7 Cash 90.9 Net Debt 481.8 Revolver Availability 125.0 Liquidity 215.9 Leverage Ratio 4.29x

12 2008 GUIDANCE ASSUMPTIONS OTHER KEY ASSUMPTIONS Net Interest Expense = $42.5 million Cash Taxes = $5.0 – 10.0 million Capital Expenditures = $35.0 – 40.0 million Working Capital Use = $10.0 – 20.0 million Depreciation = $42.0 million Amortization = $5.5 million Effective tax rate = 37 - 38% 35.5 million fully diluted shares outstanding ($, in millions) ADJ. EBITDA $100.0 TO $125.0 FREE CASH FLOW $5.0 to $15.0 Class 8 190,000 to 225,000 units Class 5-7 190,000 to 210,000 units Trailer 180,000 to 205,000 units NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES

APPENDIX

14 NON-RECURRING ITEMS IMPACTING NET INCOME 2007 Impact to Revenue and margin from dispute with customer $ 10.6 Gross Profit Net insurance proceeds 3.2 Gross Profit Steel wheel restructuring (14.2) Gross Profit Accelerated depreciation (12.8) Gross Profit Employment matters in Rockford, Illinois (2.1) Gross Profit Impairment of intangibles (1.1) Op. Expense Costs related to credit agreement amendment (1.6) Int. Expense Other non-operating costs in London, Ontario (1.3) Gross Profit Costs related to secondary offering (0.5) Op. Expense Post retirement benefits in Erie, Pennsylvania (1.2) Gross Profit Total ($ 21.0) ($, in millions)

15 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

16 EBITDA RECONCILIATION 211.7 99.3 54.4 22.1 EBITDA $58.4 0.4 3.6 22.8 4.6 12.7 $14.3 Q4-06 (0.1) (6.5) (1.0) Items related to our credit agreement 5.5 16.1 (3.4) Restructuring and other charges 28.6 (3.1) 4.8 Income Tax Exp. $217.1 $108.9 $17.7 Adj. EBITDA 67.0 62.7 14.2 Depreciation and Amortization 50.9 48.3 13.4 Net Interest Exp. $65.1 ($8.6) ($10.4) Net Income FY 2006 FY 2007 Q4-07 ($, in millions)